                                                                    EXHIBIT 10.1

                                FIRST AMENDMENT
                         TO SECOND AMENDED AND RESTATED
                       MULTICURRENCY REVOLVING CREDIT AND
                              TERM LOAN AGREEMENT

     First Amendment, dated as of October 1, 1998, to Second Amended and Restated Multicurrency Revolving Credit and Term Loan Agreement (this "Amendment"), by and among (a) SAMSONITE CORPORATION, a Delaware corporation (the "Company"), (b) SAMSONITE EUROPE N.V., a corporation organized under the laws of Belgium ("Samsonite Europe") and (c) BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, BANKBOSTON, N.A. and the other lending institutions listed on Schedule 1 to the Credit Agreement (as hereinafter defined) (collectively,
   ----------
the "Lenders"), amending certain provisions of the Second Amended and Restated Multicurrency Revolving Credit and Term Loan Agreement dated as of June 24, 1998 (as the same may be further amended, modified, supplemented, and in effect from time to time, the "Credit Agreement") by and among the Company, Samsonite Europe, the Lenders, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as administrative agent for the Agents and the Lenders (the "Administrative Agent"), BANKBOSTON, N.A., as syndication agent for the Agents and the Lenders (the "Syndication Agent"), GENERALE BANK N.V., as foreign agent for the Agents and the Lenders (the "Foreign Agent"), and as fronting bank (the "Fronting Bank"), CANADIAN IMPERIAL BANK OF COMMERCE, as documentation agent for the Agents and the Lenders (the "Documentation Agent"), and the other parties thereto. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

     WHEREAS, the Borrowers and the Lenders have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Amendment;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     (S) 1. AMENDMENTS TO THE CREDIT AGREEMENT. Subject to the satisfaction of
            ----------------------------------
the applicable conditions precedent set forth in (S)2 hereof, the Credit Agreement is hereby amended as follows:

     (S)  1.1. DEFINITIONS.
               -----------

     (a) The definition of Applicable Margin contained in (S)1.1 of the Credit Agreement is hereby amended (i) by deleting the word "and" from the end of paragraph (b) of such definition after the semicolon in the last line of paragraph (b), (ii) by substituting a semicolon for the period at the end of paragraph (c) of such definition, and (iii) by inserting the following new text at the end of such definition, immediately after existing paragraph (c) of such definition:

        "(d) In the event that, as of any fiscal quarter end date, the Borrowers are in compliance with (S)11.1 and (S)11.2 but there would have existed a violation of either (S)11.1 or (S)11.2 if compliance therewith were determined without regard to any EBITDA Credit, then for the period commencing on the Adjustment Date (including, without limitation, any applicable Adjustment Dates prior to March 22, 1999 as referred to above) occurring on or about the date fifty (50) days after such fiscal quarter end and continuing through the date immediately preceding the next Adjustment Date, each of the otherwise applicable Applicable Margin figures provided for in each of the pricing tiers contained in the table set forth above (other than those figures in the column entitled "Commitment Fee Rate") shall be deemed increased by onequarter of one percent (0.25%) per annum."

     (b) The definition of EBITDA contained in (S)1.1 of the Credit Agreement is hereby amended in each of the following respects: (i) by inserting the phrase "or other applicable fiscal period" immediately after the phrase "Reference Period" in each place where such phrase appears in the definition of EBITDA,
(ii) by inserting the phrase "or other applicable fiscal periods" immediately after the phrase "Reference Periods" in each place where such phrase appears in the definition of EBITDA, (iii) by inserting the phrase "and the fiscal year ending January 31, 2000" immediately after the phrase "the fiscal year ending January 31, 1999" where such phrase appears in clause (H) of the definition of EBITDA and by inserting the phrase ", which charges relate only to writedowns of assets or investments and do not reflect an accrual of a cash expense or outlay which may be paid or incurred in the future" immediately after the word "China" (and before the semicolon) in clause (H) of such definition of EBITDA, (iv) by inserting the phrase ", the determination of compliance with (S)11.1.1 hereof," immediately after the phrase "Senior Leverage Ratio" where such phrase appears in the second paragraph of the definition of EBITDA, and (v) by inserting the following new textual paragraphs at the end of the definition of EBITDA:

        "Solely for the purpose of the calculation of EBITDA as utilized in the determination of the Senior Leverage Ratio and the Interest Coverage Ratio, and also as utilized in the determination of compliance with (S)11.1.1 and (S)11.2.1 hereof, the determination of EBITDA for any relevant fiscal period shall, without duplication, be made without regard to book expense accruals in such period for charges related to resolving the obligations of the Company's joint venture in China ("China JV Obligations") or book expense accruals in such period for charges related to liabilities arising from certain securityholder classaction lawsuits with respect to the Company and the related legal fees, net of and after giving effect to all applicable insurance coverage ("Specified Litigation Obligations") but such determination of EBITDA for such purposes shall in each case (subject to the exceptions set forth below) subtract from the calculation of EBITDA for such period (without duplication) the amount of all cash payments made by the Company and its NonExcluded Subsidiaries during such period in respect of (or relating to) any China JV Obligations or Specified Litigation Obligations for which the book expense accruals were "added back" (i.e., excluded) in determining EBITDA for such period or any prior period pursuant to the earlier provisions of this paragraph; however, the cash payments to be so subtracted shall exclude (i.e., there shall not be so subtracted) the following: (a) payments in any fiscal years ending on or prior to January 31, 2000 in respect of China JV Obligations, not exceeding $3,000,000 of payments in the aggregate on a cumulative basis, and (b) payments in any fiscal years ending on or prior to January 31, 2001 in respect of Specified Litigation Obligations, net of and after giving effect to all applicable insurance coverage; provided that the exclusions provided for in clauses (a) and (b) of this paragraph shall not exceed (i) $1,000,000 in the aggregate on a cumulative basis with respect to the fiscal year ending January 31, 1999, (ii) $3,000,000 in the aggregate on a cumulative basis with respect to the fiscal year ending January 31, 2000,
     (iii) $3,000,000 in the aggregate on a cumulative basis with respect to the fiscal year ending January 31, 2001, or (iv) $3,000,000 in the aggregate on a cumulative basis with respect to any period of four (4) consecutive fiscal quarters (whether or not in the same fiscal year)."

        "In the event that the initial Specified Equity Issuance is completed during any fiscal quarter ending on or prior to January 31, 2000 (but not otherwise), then, solely for the purpose of the calculation of EBITDA as utilized in the determination of the Senior Leverage Ratio and the Interest Coverage Ratio, and also as utilized in the determination of compliance with (S)11.1.1 and (S)11.2.1 hereof, an amount of the Available Net Equity Issuance Proceeds of such applicable Specified Equity Issuance equal to $5,000,000 shall be deemed added to the calculation of EBITDA (the "EBITDA Credit") for any applicable fiscal period that includes such fiscal quarter in which such initial Specified Equity Issuance occurs (but without duplication, and not for any fiscal period which does not include such fiscal quarter); provided, however, the EBITDA Credit referred to above shall not be applicable to any determination of compliance with (or satisfaction of) the Special Conditions for any purpose, or any calculations made pursuant to or in connection with (S)10.5.1(c)(xiii), (S)10.5.1(e), (S)10.5.1(f), or
     (S)10.3(n) hereof."

     (c) The definition of Pro Forma Bank Interest Amount contained in (S)1.1 of the Credit Agreement is hereby amended by inserting the phrase "or other applicable fiscal period" immediately after the phrase "Reference Period" in each place where such phrase appears in the definition of Pro Forma Bank Interest Amount.

     (d) The definition of Interest Coverage Ratio contained in (S)1.1 of the Credit Agreement is hereby amended by inserting the phrase "and (S)11.2.1" immediately after the phrase "For the purposes of clause (b) of this definition" in the definition of Interest Coverage Ratio.

     (e) The definition of Special Conditions contained in (S)1.1 of the Credit Agreement is hereby amended by inserting the phrase "or other applicable fiscal period" immediately after the phrase "Reference Period" in each place where such phrase appears in the definition of Special Conditions.

     (f) The definition of Consolidated Total Interest Expense contained in
(S)1.1 of the Credit Agreement is hereby amended by adding the following new text at the end of such definition:

     "The calculation of Consolidated Total Interest Expense shall exclude the "amendment fee" provided for in the First Amendment to this Credit Agreement."

     (g) The following new definitions are hereby added to (S)1.1 of the Credit Agreement, in the appropriate respective locations in the alphabetical sequence:

         "Available Net Equity Issuance Proceeds.  For each Specified Equity
          ------------- ------------------------
     Issuance, an amount equal to fifty percent (50%) of the Net Equity Issuance Proceeds thereof, as calculated for each such Specified Equity Issuance."

     "EBITDA Credit.   See the definition of EBITDA herein."
      -------------

     "Equity Issuance.  The sale or issuance by the Company or any of its
      ---------------
NonExcluded Subsidiaries after the Closing Date of any of its capital stock or equity interests or any warrants, rights, or options to acquire its capital stock or equity interests (other than pursuant to (a) the sale or issuance of any such capital stock, equity interests, warrants, rights, or options by the Company or any of its NonExcluded Subsidiaries to the Company or any of its NonExcluded Subsidiaries or (b) the sale or issuance of any capital stock, equity interests, warrants, rights, or options by the Company or any of its NonExcluded Subsidiaries to any holder of a minority interest in any Joint Venture Subsidiary as consideration for a noncash Investment by such minority shareholder in such Joint Venture Subsidiary)."

     "Net Equity Issuance Proceeds.  With respect to any Equity Issuance, the
      ----------------------------
excess of the gross cash proceeds received by such Person from such Equity Issuance after deduction of actual transaction expenses (including without limitation, underwriting discounts and commissions) actually incurred in connection with such Equity Issuance."

     "Required Prepayment Amount of Net Equity Issuance Proceeds.  For each
      ----------------------------------------------------------
Specified Equity Issuance, an amount equal to fifty percent (50%) of the Net Equity Issuance Proceeds thereof, as calculated for each such Specified Equity Issuance."

     "Specified Equity Issuance.  An Equity Issuance (in a single transaction or
      -------------------------
in a series of related transactions) generating Net Equity Issuance Proceeds of at least $25,000,000."

     "Subordinated Note Purchases.  The purchase by the Company of Subordinated
      ---------------------------
Notes from the holders thereof, provided that (a) the total, cumulative amount of the consideration paid for all such purchases from and after the Closing Date does not exceed, in the aggregate, the sum of the Available Net Equity Issuance Proceeds, as determined for each Specified Equity Issuance, on a cumulative basis, (b) the Subordinated Notes so purchased in each case are promptly cancelled by the Company, (c) the total consideration paid for each such Subordinated Note does not exceed 87.5% of the par value of each such Subordinated Note (plus accrued and unpaid interest thereon), (d) no Default or Event of Default then exists and none would exist after giving effect thereto, and (e) such purchases are in each case permitted by the Subordinated Debt Documents."

     (S)  1.2. CERTAIN PREPAYMENTS.  Section 3.3.3 of the Credit Agreement is
               -------------------
hereby amended by adding the following new textual paragraphs after paragraph
(d) thereof:

          "(e) Upon the occurrence of any Specified Equity Issuance, the Company shall make a prepayment of principal in respect of the Domestic Term Loan and Samsonite Europe shall make a prepayment of principal in respect of the Foreign Term Loan, allocated ratably between such Term Loans according to the respective Dollar Equivalent amounts of the Domestic Term Loan and the Foreign Term Loan at the time of the prepayment, as hereby required such that the aggregate Dollar Equivalent amount of the resulting prepayment in respect of the Loans made at such time in connection with such Specified Equity Issuance shall be equal to the Required Prepayment Amount of Net Equity Issuance Proceeds relating to such Specified Equity Issuance. Any such prepayment of the Domestic Term Loan shall be made to the Administrative Agent for the pro rata account of the Lenders (according to their Domestic Term Loan Commitment Percentages), and any prepayment of the Foreign Term Loan shall be made to the Foreign Agent for the pro rata account of the Multicurrency Lenders and the Fronting Bank (according to the Multicurrency Lenders' Foreign Term Loan Commitment Percentages and, in the case of the Fronting Bank, the aggregate Foreign Term Loan Commitment Percentages of the NonMulticurrency Lenders).

          (f) In the event the Term Loans have been paid in full (including, for this purpose, by way of prepayments made at such time under this (S)3.3.3), with any remaining portion of the Required Prepayment Amount of Net Equity Issuance Proceeds required to be applied under this (S)3.3.3, the Total Revolving Commitment shall at such time be automatically and permanently reduced by the amount of the Pro Rata Reduction Percentage of any such funds required to be so applied as such Pro Rata Reduction Percentage is determined with respect to the Revolving Credit Loans (and the Company shall then make a concurrent prepayment of principal on the Revolving Credit Loans to the Administrative Agent for the pro rata account of the Lenders (according to their Revolving Commitment

     Percentages), in the amount of the lesser of the amount of such reduction of the Total Revolving Commitment and the outstanding principal balance of the Revolving Credit Loans at the time that the prepayment thereon pursuant to this paragraph is payable), and the Total Revolving Multicurrency Commitment shall at such time be automatically and permanently reduced by the amount of the Pro Rata Reduction Percentage of any such remaining funds required to be so applied as such Pro Rata Prepayment Percentage is determined with respect to the Revolving Multicurrency Loans (and Samsonite Europe shall then make a concurrent prepayment of principal on the Revolving Multicurrency Loans to the Foreign Agent for the pro rata account of the Multicurrency Lenders and the Fronting Bank (according to the Multicurrency Lenders' Revolving Multicurrency Commitment Percentages and, in the case of the Fronting Bank, the aggregate Revolving Multicurrency Commitment Percentages of the NonMulticurrency Lenders) in the Dollar Equivalent amount of the lesser of the amount of such reduction of the Total Revolving Multicurrency Commitment and the outstanding principal balance of the Revolving Multicurrency Loans at the time that the prepayment thereon pursuant to this paragraph is payable).

        (g) All required prepayments in respect of the Loans in connection with a Specified Equity Issuance with the Required Prepayment Amount of Net Equity Issuance Proceeds pursuant to this (S)3.3.3 shall be due and payable within two (2) Business Days of receipt of the related Net Equity Issuance Proceeds, as applicable, by the Borrowers or their NonExcluded Subsidiaries and, with respect to prepayments of the Domestic Term Loan, shall be applied pro rata to the remaining unpaid scheduled installments of principal relating to the Domestic Term Loan, provided that, so long as no Default or Event of Default has occurred and is continuing and none would exist as a result thereof, the prepayment with respect to the Required Prepayment Amount of Net Equity Issuance Proceeds may be delayed by up to 30 days, to the extent necessary to avoid the Company's incurring obligations pursuant to (S)6.9, if the Company gives notice to the Administrative Agent within two (2) Business Days after its receipt of such proceeds, setting forth a calculation of the amount owed in connection therewith under this (S)3.3.3 and specifying the amount subject to the applicable Interest Period and setting forth when such payment will be made (within the said 30day period); further provided, however, that the foregoing deferral provision shall not apply with respect to any such particular required prepayment if the Administrative Agent notifies the Company pursuant to this paragraph that such prepayment hereunder may not be so deferred (in which case the provisions of (S)6.9(c) shall be deemed inapplicable only to such particular required prepayment hereunder). All such payments in respect of the Domestic Term Loan shall be in Dollars; all such payments in respect of the Foreign Term Loan shall be in Belgian francs; all such payments (if any) in respect of the Revolving Credit Loans shall be in Dollars; and all such payments (if any) in respect of Revolving Multicurrency Loans shall be in the currency in which such Revolving Multicurrency Loans were made; if Revolving Multicurrency Loans are then outstanding in more than one currency, Samsonite Europe may designate which of such loans shall be so prepaid, so long as the Dollar Equivalent as of the time of payment of the aggregate amount of Revolving Multicurrency Loans that are so prepaid is the amount thereof required by this (S)3.3.3 to be so prepaid. If the remaining balance of Term Loans at the time a payment is due under (S)3.3.3(e) is less than the amount of such payment, then the payment shall be applied first to pay the Term Loans in full and then the balance shall be applied in accordance with (S)3.3.3(f) hereof."

        (S)  1.3. REPORTING REQUIREMENTS.
                  ----------------------

        (a) Section 9.4(c) of the Credit Agreement is hereby amended by inserting the text "with such changes therein as may be specified by the Administrative Agent to reflect appropriately any changes in the covenants contained in (S)11 or the related definitions" immediately after the text "Exhibit E hereto" as such text appears in (S)9.4(c) of the Credit Agreement.

        (b) Section 9.4 of the Credit Agreement is hereby amended by substituting a semicolon for the period at the end of paragraph (j) thereof and adding the following additional provisions to (S)9.4 after paragraph (j) thereof:

            "(k) as soon as practicable, but in any event not later than thirty
(30) days after the end of each month of each fiscal year of the Company ending on or prior to January 31, 2001, the unaudited consolidated balance sheet of the Company and its Subsidiaries and the unaudited Consolidating balance sheets, each as at the end of such month, and the related consolidated and Consolidating statements of income and statements of cash flow for the portion of the Company's fiscal year then elapsed, all in reasonable detail and prepared in accordance with generally accepted accounting principles, together with a certification by the principal financial or accounting officer of the Company that the information contained in such financial statements fairly presents the financial position of the Company and its applicable Subsidiaries on the date thereof (subject to yearend adjustments); and

          (l) within thirty (30) days after the applicable letters referred to below are issued, any and all applicable accountants management letters, which the Company hereby agrees to instruct and request its outside auditors to prepare and issue to the Company at least once with respect to each fiscal year of the Company."

     (S)  1.4. COMMERCIAL FINANCE EXAMINATION AND COMPUTER SYSTEMS REVIEW.
               ----------------------------------------------------------
Section 9.26 of the Credit Agreement is hereby amended by adding the following text at the end of (S)9.26 thereof:

     "During the period beginning on the effective date of the First Amendment to this Credit Agreement and ending on the date that is six months after such effective date, upon the request of either of the Lead Agents, (a) the Company shall cause an additional or supplemental "commercial finance" examination of accounts receivable and inventory to be carried out by examiners chosen by the Lead Agents, which examination shall be commenced by the examiners as soon as practicable and in any event within thirty (30) days after the request for such examination, and (b) the Company shall cause a review of the Company's computerized accounting and management systems to be carried out by analysts or consultants chosen by the Lead Agents, which review shall be commenced as soon as practicable and shall be completed on a diligent and prompt basis after the request for such review; the Company shall, in the case of the additional or supplemental commercial finance examination and the computer systems review, provide the examiners, consultants, and analysts, as the case may be, with access to the relevant information and otherwise cooperate with such examination and review, and shall pay the reasonable costs and expenses of each such examination and review."

     (S)  1.5. RESTRICTIONS ON INVESTMENTS.  Section 10.3 of the Credit
               ---------------------------
Agreement is hereby amended (a) by inserting the phrase "Subordinated Note Purchases or" immediately after the phrase "consisting of" in (S)10.3(y), and
(b) by inserting the following additional text at the end of paragraph (h) of
(S)10.3 thereof:

     "notwithstanding the foregoing, any Investments made under this (S)10.3(h) during the fiscal year ending January 31, 1999 shall not in any event exceed $2,500,000 in the aggregate on a cumulative basis and any Investments made under this (S)10.3(h) during the fiscal year ending January 31, 2000 shall not in any event exceed $5,000,000 in the aggregate on a cumulative basis, provided that for purposes only of determining compliance with such restrictions on the amount of Investments so permitted to be made in the fiscal years ending January 31, 1999 and January 31, 2000, respectively, there shall be excluded (x) Investments in the Company's joint venture in China in connection with or relating to the windingup, termination of operations, liquidation, or dissolution, of such joint venture, in an amount not to exceed $3,500,000 in the aggregate on a cumulative basis and (y) Investments consisting of a guarantee issued to a lending institution in connection with the refinancing with such lending institution of certain obligations of the Company's Korean joint venture previously supported by that certain letter of credit in favor of Union Bank of California referred to in Schedule 1B hereto, to the extent (not exceeding $3,788,400) the obligation so guaranteed is, at the time of issuance of such guarantee, not in excess of the obligation supported by such letter of credit and being so refinanced (but such exclusion shall apply only if such letter of credit is at such time terminated in connection with such refinancing and the issuance of such guarantee);"

     (S)  1.6. MERGER, CONSOLIDATION AND DISPOSITION OF ASSETS.  Section
               ------ ----------------------------------------
10.5.1 of the Credit Agreement is hereby amended (a) by inserting the phrase "or other applicable fiscal period" immediately after the phrase "Reference Period" in each place where such phrase appears in paragraph (c)(xiii) of (S)10.5.1, and
(b) by inserting the following text immediately after the phrase "immediately preceding the acquisition" as such phrase appears in paragraph (c)(xiii) of
(S)10.5.1:

     "(with, in the case only of any such determination under this clause with respect to (S)11.2.1 for periods consisting of fewer than four (4) full consecutive fiscal quarters, such fourquarter EBITDA figure of the Person to be acquired to be multiplied by a fraction whose numerator is the relevant number of fiscal quarters referred to in (S)11.2.1 and whose denominator is four (4))".

     (S)  1.7. SUBORDINATED DEBT.  Section 10.8 of the Credit Agreement is
               -----------------
hereby amended by inserting the phrase "Subordinated Note Purchases and" immediately after the phrase "Except for" in (S)10.8 of the Credit Agreement.
Section 10.24 of the Credit Agreement is hereby amended by inserting the word "or" immediately prior to "(ii)" in the sixth line, by deleting clause (iii) thereof, and by deleting the comma and the word "or" at the end of clause (ii) thereof, so that the period at the end of the sentence follows immediately after such clause (ii) thereof.

     (S)  1.8. SENIOR LEVERAGE RATIO.  The text of (S)11.1 of the Credit
               ---------------------
Agreement is hereby amended to read as follows:

     "11.1.    SENIOR LEVERAGE RATIO.
               ---------------------

               11.1.1. SENIOR LEVERAGE RATIO PRIOR TO AUGUST 1, 1999.  (a) As of
                       --------------------------------------- -----
October 31, 1998, the Borrowers will not permit the ratio of (i) Total Funded Indebtedness of the Company and its NonExcluded Subsidiaries outstanding on such date minus Subordinated Debt outstanding on such date to (ii) EBITDA of the Company and its NonExcluded Subsidiaries for the fiscal quarter ending on such date multiplied by four (4), to be greater than 3.00:1.00.

     (b) As of January 31, 1999, the Borrowers will not permit the ratio of (i) Total Funded Indebtedness of the Company and its NonExcluded Subsidiaries outstanding on such date minus Subordinated Debt outstanding on such date to
(ii) EBITDA of the Company and its NonExcluded Subsidiaries for the period of two (2) consecutive fiscal quarters ending on such date, treated as a single accounting period, multiplied by two (2), to be greater than 2.85:1.00.

     (c) As of April 30, 1999, the Borrowers will not permit the ratio of (i) Total Funded Indebtedness of the Company and its NonExcluded Subsidiaries outstanding on such date minus Subordinated Debt outstanding on such date to
(ii) EBITDA of the Company and its NonExcluded Subsidiaries for the period of three (3) consecutive fiscal quarters ending on such date, treated as a single accounting period, multiplied by a fraction whose numerator is four (4) and whose denominator is three (3), to be greater than 2.75:1.00.

     (d) As of July 31, 1999, the Borrowers will not permit the ratio of (i) Total Funded Indebtedness of the Company and its NonExcluded Subsidiaries outstanding on such date minus Subordinated Debt outstanding on such date to (ii) EBITDA of the Company and its NonExcluded Subsidiaries for the period of four (4) consecutive fiscal quarters ending on such date, treated as a single accounting period, to be greater than 2.65:1.00.

     11.1.2. SENIOR LEVERAGE RATIO FROM AUGUST 1, 1999 AND THEREAFTER.  The
             ------ -------- ----- ---- ------ -  ---- --- ----------
Borrowers will not permit the Senior Leverage Ratio as determined for any Reference Period ending at any time during any period described in the table set forth below to be greater than the ratio set forth opposite such period in such table in which such Reference Period ends:

     Period                                              Maximum Ratio
     ------                                              -------------
     August 1, 1999-January 30,                              2.65:1.00
      2000
     January 31, 2000 and                                   2.50:1.00"
      thereafter

     (S) 1.9. INTEREST COVERAGE RATIO. The text of (S)11.2 of the Credit
              -----------------------
Agreement is hereby amended to read as follows:

     "11.2. INTEREST COVERAGE RATIO.
            -----------------------

            11.2.1.  INTEREST COVERAGE RATIO PRIOR TO AUGUST 1, 1999.  (a) As of
                     -----------------------------------------------
October 31, 1998, the Borrowers will not permit the ratio of (i) EBITDA for the fiscal quarter ending on such date to (ii) Consolidated Total Interest Expense (other than interest charges not required to be paid in cash) of the Company and its NonExcluded Subsidiaries for such fiscal quarter, to be less than 1.60:1.00.

     (b) As of January 31, 1999, the Borrowers will not permit the ratio of (i) EBITDA for the period of two (2) consecutive fiscal quarters ending on such date (treated as a single accounting period) to (ii) Consolidated Total Interest Expense (other than interest charges not required to be paid in cash) of the Company and its NonExcluded Subsidiaries for such period of two (2) fiscal quarters (treated as a single accounting period), to be less than 1.60:1.00.

     (c) As of April 30, 1999, the Borrowers will not permit the ratio of (i) EBITDA for the period of three (3) consecutive fiscal quarters ending on such date (treated as a single accounting period) to (ii) Consolidated Total Interest

     Expense (other than interest charges not required to be paid in cash) of the Company and its NonExcluded Subsidiaries for such period of three (3) fiscal quarters (treated as a single accounting period), to be less than 1.55:1.00.

          (d) As of July 31, 1999, the Borrowers will not permit the ratio of
     (i) EBITDA for the period of four (4) consecutive fiscal quarters ending on such date (treated as a single accounting period) to (ii) Consolidated Total Interest Expense (other than interest charges not required to be paid in cash) of the Company and its NonExcluded Subsidiaries for such period of four (4) fiscal quarters (treated as a single accounting period), to be less than 1.55:1.00.

          11.2.2.   INTEREST COVERAGE RATIO FROM AUGUST 1, 1999 AND THEREAFTER.
                    ------------------------------------- --------------------
The Borrowers will not permit the Interest Coverage Ratio as determined for any Reference Period ending at any time during any period described in the table set forth below to be less than the ratio set forth opposite such period in such table in which such Reference Period ends:

          Period                                                Min Ratio
          ------                                                ----------
Oct 31, 1999  January 30, 2000                                  1.65:1.00
January 31, 2000  April 29, 2000                                1:75:1.00
April 30, 2000  July 30, 2000                                   1.80:1.00
July 31, 2000  January 30, 2001                                 1.85:1.00
January 31, 2001  April 29, 2001                                2.00:1.00
April 30, 2001 and thereafter                                  2.50:1.00"

     (S) 1.10. CASH HOLDING LIMITATION. Section 11 of the Credit Agreement is
               -----------------------
hereby amended by adding the following new (S)11.4 after the existing (S)11.3 thereof:


          "11.4. CASH HOLDING LIMITATION.  The aggregate amount of cash
                 ---- ------- ----------
and cash equivalents of the Company and its NonExcluded Subsidiaries on a consolidated basis shall not exceed $50,000,000 for more than three (3) consecutive

Business Days. Notwithstanding the foregoing, however, no violation of the foregoing provisions of this (S)11.4 otherwise arising (but for this sentence) shall be treated as existing at any time the sum of the outstanding Revolving Credit Loans and the outstanding Revolving Multicurrency Loans is equal to zero."

     (S)1.11.  BORROWING CONDITIONS.  Section 13 of the Credit Agreement is
               --------------------
hereby amended by adding the following new (S)13.5 after the existing (S)13.4 thereof:

               "13.5. CASH HOLDING LIMITATION.  No violation of (S)11.4 shall
                      -----------------------
     exist, and none would result from, or exist after giving effect to, the making of such Loan. The Administrative Agent shall have received a certificate signed by an authorized officer of the Company to such effect (which certificate may give effect to the payment by the Company or its NonExcluded Subsidiaries, as applicable, of any outstanding checks previously issued and dispatched to their payees by the Company or its NonExcluded Subsidiaries, as applicable)."

     (S)  1.12.  SUBORDINATED NOTE PURCHASES.  Section 14.1(j) of the Credit
                 ---------------------------
Agreement is hereby amended by inserting the phrase "Subordinated Note Purchases and" immediately after the phrase "with respect to" within the parenthetical expression appearing in lines 6 and 7 of (S)14.1(j).

     (S)  2.   CONDITIONS TO EFFECTIVENESS.  This Amendment shall be deemed to
               ---------------------------
be, and shall become, effective as of the date hereof but only upon, and subject to, the satisfaction of each of the following conditions precedent on a date that is a Business Day not later than October 15, 1998 (such date of such conditions precedent being satisfied being hereinafter referred to as the "Amendment Closing Date"):

     (a) Delivery of Amendment.  The Company, Samsonite Europe, and the Majority
         -------- -- ---------
Lenders shall have duly executed and delivered one or more counterparts of this Amendment to the Administrative Agent.

     (b) Payment of Amendment Fee.  The Company shall have paid (and the Company
         ------- -- --------- ---
hereby agrees to pay) to the Administrative Agent, for the respective accounts of those Lenders that, as of the Amendment Closing Date, have duly executed and delivered counterparts of this Amendment to the Administrative Agent, an amendment fee (the "Amendment Fee") in immediately available funds equal to one quarter of one percent (0.25%) of the sum of

(i) such Lender's Domestic Term Loan Commitment Percentages of the then outstanding principal amount of the Domestic Term Loan and such Lender's Foreign Term Loan Commitment Percentage of the then outstanding principal amount of the Foreign Term Loan, in each case if applicable, and (ii) the aggregate amount of such Lender's Commitments, if applicable.

     The Company hereby agrees that, in the case of any Lenders that execute and deliver counterparts of this Amendment to the Administrative Agent subsequent to the Amendment Closing Date but on or before October 23, 1998, the foregoing Amendment Fee shall also then be due and payable to such Lenders by the Company.

(S)  3.   REPRESENTATIONS AND WARRANTIES.  Each of the Company and Samsonite
          ------------------------------
Europe hereby repeats, on and as of the date of the execution and delivery hereof and the Amendment Closing Date, each of the representations and warranties made by it in (S)8 of the Credit Agreement (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents, changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, each of the Company and Samsonite Europe hereby represents and warrants that the execution and delivery by such Borrower of this Amendment and the performance by such Borrower of all of its respective agreements and obligations under this Amendment and the Credit Agreement as amended hereby are within the corporate power and authority of such Borrower, and have been duly authorized by all necessary corporate action on the part of such Borrower, and each further represents and warrants that the execution and delivery by such Borrower, of this Amendment and the performance by it of the transactions contemplated hereby will not contravene any term or condition set forth in any agreement or instrument to which it is a party or by which it is bound, including, in the case of the Company, but not limited to, the Subordinated Debt Documents and the 1998 Preferred Stock Documents.

     (S)  4. RATIFICATION, ETC.  Except as expressly amended hereby, the Credit
             ------------  ---
Agreement and all documents, instruments and agreements related thereto, including, but not limited to, the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Amendment shall be read and construed as a single agreement. This Amendment shall constitute one of the Loan Documents, and the obligations of the Borrowers under this Amendment shall constitute Obligations for all purposes of the Loan Documents. All references in the Credit Agreement, the Loan Documents or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.


     (S)  5. NO WAIVER.  Nothing contained herein shall constitute a waiver of,
             ---------
impair or otherwise adversely affect any Obligations, any other obligation of the Company or Samsonite Europe or any rights of the Agents or the Lenders consequent thereon.

     (S)  6. COUNTERPARTS.  This Amendment may be executed in one or more
             ------------
counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

     (S)  7. GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED
             -------------
IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, APPLICABLE TO TRANSACTIONS TO BE PERFORMED WHOLLY WITHIN SUCH STATE (WITHOUT REFERENCE TO CONFLICT OF LAWS).

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment under seal by their respective officers thereunto duly authorized.

                            [Signature Pages Follow]

                         Signature Pages for Borrowers
                         --------- ----- --- ---------
     Each of the undersigned Borrowers hereby consents and agrees to all of the provisions of the foregoing Amendment:


     The Company:        SAMSONITE CORPORATION
     --- -------



                         By:/s/ Richard H. Wiley..............
                         Name: Richard H. Wiley...............
                         Title: CFO, Treasurer................





     Samsonite Europe:   SAMSONITE EUROPE N.V.
     ----------------



                         By: /s/ Thomas R. Sandler............
                         Name: Thomas R. Sandler..............
                         Title: Director......................

                          Signature Pages for Lenders
                          ---------------------------
     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:

                         BANK OF AMERICA NATIONAL
                         TRUST AND SAVINGS ASSOCIATION



                         By: /s/ Elizabeth R. Borow.............
                         Name: Elizabeth R. Borow...............
                         Title: Managing Director...............

                          Signature Pages for Lenders
                          ---------------------------
     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:

                         BANKBOSTON, N.A.



                         By: /s/ Richard D. Hill, Jr. ...........
                         Name: Richard D. Hill, Jr. .............
                         Title: Managing Director................

                          Signature Pages for Lenders
                          ---------------------------
     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:

                         CIBC INC.



                         By: /s/ Gerald Girardi................
                         Name: Executive Director..............
                         Title: CIBC Oppenheimer Corp, AS AGENT

                          Signature Pages for Lenders
                          ---------------------------
     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:

                         GENERALE BANK N.V.



                         By: /s/ E. Matthews...............
                         Name: E. Matthews.................
                         Title: SVP........................



                         By: /s/ Hank Workmann.............
                         Name: Hank Workmann...............
                         Title: GM.........................

                          Signature Pages for Lenders
                          ---------------------------
     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:

                         THE BANK OF NEW YORK



                         By: /s/ Robert J. Louk............
                         Name: Robert J. Louk..............
                         Title: Vice President.............

                          Signature Pages for Lenders
                          ---------------------------
     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:

                         GENERAL ELECTRIC CAPITAL   CORPORATION



                         By: /s/ Peter D. Biasi............
                         Name: Peter D. Biasi..............
                         Title: Senior Risk Manager........

                          Signature Pages for Lenders
                          ---------------------------

     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:

                         NATIONAL BANK OF CANADA



                         By: /s/ Raymond L. Yager..........
                         Name: Raymond L. Yager............
                         Title: Vice President.............

                         By: /s/ A.M. Conneen, Jr.
                         Name: A.M. Conneen, Jr.
                         Title:  Vice President

                          Signature Pages for Lenders
                          ---------------------------
     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:

                         NORWEST BANK COLORADO,   NATIONAL ASSOCIATION



                         By:/s/ Randall Schmidt............
                         Name: Randall Schmidt.............
                         Title: Vice President.............

                          Signature Pages for Lenders
                          ---------------------------
     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:

                         SENIOR DEBT PORTFOLIO

                         By:
                         Boston Management and Research,
                         as Investment Advisor



                         By:/s/ Barbara Campbell...........
                         Name: Barbara Campbell............
                         Title: Vice President.............

                          Signature Pages for Lenders
                          ---------------------------
     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:

                         OXFORD STRATEGIC INCOME FUND

                         By:
                         Eaton Vance Management, as
                         Investment Advisor



                         By:/s/ Barbara Campbell...........
                         Name: Barbara Campbell............
                         Title: Vice President.............

                          Signature Pages for Lenders
                          ---------------------------
     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:

                         MERRILL LYNCH SENIOR FLOATING
                         RATE FUND, INC.



                         By:/s/ Gilles Marchand, CPA.......
                         Name: Gilles Marchand.............
                         Title: Authorized Signatory.......

                          Signature Pages for Lenders
                          ---------------------------
     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:

                         SENIOR HIGH INCOME PORTFOLIO,
                         INC.



                         By:/s/ Gilles Marchand, CPA.......
                         Name: Gilles Marchand.............
                         Title: Authorized Signatory.......

                          Signature Pages for Lenders
                          ---------------------------
     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:

                         ML CLO XX PILGRIM AMERICA
                         (CAYMAN) LTD.

                         By:
                         Pilgrim America Investments, Inc.,
                         its Investment Manager



                         By:/s/ Robert L. Wilson...........
                         Name: Robert L. Wilson............
                         Title: Vice President.............

                          Signature Pages for Lenders
                          ---------------------------
     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:

                         CYPRESSTREE INVESTMENT FUND, LLC

                         By:
                         CypressTree Investment
                         Management Company, Inc.,
                         its Managing Member


                         By: /s/ Peter Merrill.............
                         Name: Peter Merrill...............
                         Title:    ........................

                          Signature Pages for Lenders
                          ---------------------------
     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:

                         CYPRESSTREE INSTITUTIONAL
                         FUND, LLC

                         By:
                         CypressTree Investment
                         Management Company, Inc.,
                         its Managing Member


                         By: /s/ Peter Merrill.............
                         Name: Peter Merrill...............
                         Title:   .........................

                          Signature Pages for Lenders
                          ---------------------------
     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:

                         KZH CYPRESSTREE1 LLC



                         By:/s/ Virginia Conway............
                         Name: Virginia Conway.............
                         Title: Authorized Agent...........

                          Signature Pages for Lenders
                          ---------------------------
     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:

                           KZH ING2 LLC



                           By:/s/ Virginia Conway..........
                           Name: Virginia Conway...........
                           Title: Authorized Agent.........

                          Signature Pages for Lenders
                          ---------------------------
     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:

                         ING HIGH INCOME PRINCIPAL
                         PRESERVATION FUND HOLDINGS, LDC

                         By:
                         ING Capital Advisors, Inc.,
                         as Investment Advisor


                         By:/s/ Jane Musser Nelson.....................
                         Name: Jane Musser Nelson......................
                         Title: Senior Vice President/Portfolio Manager

                          Signature Pages for Lenders
                          ---------------------------
     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:

                         CYPRESSTREE BOSTON PARTNERS



                         By:/s/ Todd M. Dahlstrom..........
                         Name: Todd M. Dahlstrom...........
                         Title: Partner....................

                          Signature Pages for Lenders
                          ---------------------------
     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:

                         ML CBO IV (CAYMAN) LTD.

                         By:
                         Highland Capital Management, L.P.,
                         as Collateral Manager


                         By: /s/ Mark K. Okada CFA.............
                         Name: Mark. K. Okada..................
                         President/Highland Capital Management,
                         L.P.  ................................